UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              Current Report

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


     Date of Report:                         September 12, 1995
(Date of earliest event reported)


                     BROWNING-FERRIS INDUSTRIES, INC.
            (Exact name of registrant as specified in charter)


                       Commission file number 1-6805



         Delaware                                    74-1673682
  (State of Incorporation)             (I.R.S. Employer Identification No.)

       757 N. Eldridge
       Houston, Texas                                 77079
(Address of Principal Executive Offices)             (Zip Code)


Registrant s telephone number, including area code: 713/870-8100.

-----------------------------------------------------------------------------
Item 7.   Financial Statements and Exhibits

This Form 8-K is being filed in order to file certain exhibits to Registration Statement No. 33-58891 and such exhibits are being incorporated into Registration Statement No. 33-58891.



                                           SEC File or              Exhibit
Exhibits                                   Registration Number      Number
---------------------------------------    -------------------      --------
1(a)    Underwriting Agreement between
        Browning-Ferris Industries,
        Inc. and Morgan Stanley & Co.
        Incorporated, CS First Boston
        Corporation, Goldman, Sachs &
        Co., Lehman Brothers Inc., and
        J.P. Morgan Securities Inc., as
        Representatives of the
        Underwriters named therein,
        dated September 12, 1995

4(g)    Form of 7.40% Debenture due
        September 15, 2035


-----------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 SIGNATURE




                                   BROWNING-FERRIS INDUSTRIES, INC.
                                          (Registrant)


September 15, 1995.             By:    /s/ Gerald K. Burger
                                     --------------------------------
                                        Gerald K. Burger
                                        Vice President and Secretary